SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report:   May 21, 1998

                             HEALTHSOUTH Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    1-10315                     63-0860407
      --------------               -----------                  -------------
      State or Other               (Commission                (I.R.S. Employer
Jurisdiction of Incorporation      File Number)              Identification No.)
     or Organization)

One HEALTHSOUTH Parkway
Birmingham, Alabama                                             35243
---------------------------                                   ---------
(Address of Principal                                         (Zip Code)
Executive Offices)


Registrant's Telephone Number,
Including Area Code:                                        (205) 967-7116


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Item 5. OTHER EVENTS

          On May 21, 1998, the stockholders of HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), approved an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock, par value $.01 per share, of the Company to 600,000,000 shares. In addition, on May 21, 1998, the Company's Board of Directors approved certain ministerial changes to the Company's By-laws, reflecting the correct current legal name of the Company and changing the standing date of the Company's Annual Meeting of Stockholders from the third Thursday in April to the first Thursday in May, unless otherwise determined by the Board of Directors. The Company is filing this Current Report on Form 8-K in order that the current forms of the Company's Restated Certificate of Incorporation and By-laws will be on file with the Securities and Exchange Commission.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          (3)-1 Restated   Certificate   of    Incorporation    of   HEALTHSOUTH
                Corporation.

          (3)-2 By-laws of HEALTHSOUTH Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 28, 1998

                                                   HEALTHSOUTH CORPORATION

                                                   By   /s/  WILLIAM W. HORTON
                                                     ---------------------------
                                                             William W. Horton
                                                           Senior Vice President
                                                           and Corporate Counsel